Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $15,891
Janus Aspen Enterprise Portfolio: $44,792
Janus Aspen Flexible Bond Portfolio: $1,663
Janus Aspen Forty Portfolio: $57,445
Janus Aspen Global Allocation Portfolio - Moderate: $3
Janus Aspen Global Research Portfolio: $0
Janus Aspen Global Technology Portfolio: $1,201
Janus Aspen Global Unconstrained Bond Portfolio: $0
Janus Aspen Janus Portfolio: $72,392
Janus Aspen Overseas Portfolio: $8,413
Janus Aspen Perkins Mid Cap Value Portfolio: $3,806
Janus Aspen Preservation Series - Growth: $65

Service Class
Janus Aspen Balanced Portfolio: $54,460
Janus Aspen Enterprise Portfolio: $32,959
Janus Aspen Flexible Bond Portfolio: $1,013
Janus Aspen Forty Portfolio: $102,555
Janus Aspen Global Allocation Portfolio - Moderate: $497
Janus Aspen Global Research Portfolio: $0
Janus Aspen Global Technology Portfolio: $21,452
Janus Aspen Global Unconstrained Bond Portfolio: $0
Janus Aspen Janus Portfolio: $30,930
Janus Aspen Overseas Portfolio: $21,557
Janus Aspen Perkins Mid Cap Value Portfolio: $9,086
Janus Aspen Preservation Series - Growth: $64

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Balanced Portfolio: $1.0679
Janus Aspen Enterprise Portfolio: $6.8420
Janus Aspen Flexible Bond Portfolio: $0.0569
Janus Aspen Forty Portfolio: $8.6975
Janus Aspen Global Allocation Portfolio - Moderate: $0.5213
Janus Aspen Global Research Portfolio: $0
Janus Aspen Global Technology Portfolio: $1.2295
Janus Aspen Global Unconstrained Bond Portfolio: $0
Janus Aspen Janus Portfolio: $6.7776
Janus Aspen Overseas Portfolio: $0.9399
Janus Aspen Perkins Mid Cap Value Portfolio: $1.7748
Janus Aspen Preservation Series - Growth: $0.5488

Service Class
Janus Aspen Balanced Portfolio: $1.0679
Janus Aspen Enterprise Portfolio: $6.8420
Janus Aspen Flexible Bond Portfolio: $0.0569
Janus Aspen Forty Portfolio: $8.6975
Janus Aspen Global Allocation Portfolio - Moderate: $0.5213
Janus Aspen Global Research Portfolio: $0
Janus Aspen Global Technology Portfolio: $1.2295
Janus Aspen Global Unconstrained Bond Portfolio: $0
Janus Aspen Janus Portfolio: $6.7776
Janus Aspen Overseas Portfolio: $0.9399
Janus Aspen Perkins Mid Cap Value Portfolio: $1.7748
Janus Aspen Preservation Series - Growth: $0.5488